BLACKROCK GLOBAL GROWTH V.I. FUND
OF BLACKROCK VARIABLE SERIES FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 20, 2008
TO THE PROSPECTUS DATED MAY 1, 2008

Effective November 17, 2008, the following changes are made to the Prospectus of BlackRock Global Growth V.I. Fund of BlackRock Variable Series Funds, Inc.

The section in the Prospectus captioned “How the Fund Invests — About the Portfolio Managers” on page 7 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals. Thomas P. Callan and Michael D. Carey are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

In addition, in the section captioned “Other Important Information and Statement of Additional Information,” the discussion of the Fund’s portfolio manager beginning on page 8 is deleted in its entirety and replaced with the following:

The fund is managed by Michael D. Carey, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Thomas P. Callan, CFA, Managing Director at BlackRock.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is a manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

Code #VAR-GGVI-PR-0508SUP